Exhibit 10.1

CERTAIN INFORMATION IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K UNDER THE SECURITIES ACT OF 1933, AS AMENDED, BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

AMENDMENT NO. 2 TO RESEARCH COLLABORATION AND OPTION AGREEMENT

    This Amendment No. 2 to Research Collaboration and Option Agreement (this “Second Amendment”) is dated as of June 18, 2021 (the “Amendment Effective Date”) by and between:

Morphic Therapeutic, Inc., a Delaware corporation (“Morphic”)
35 Gatehouse Drive A2
Waltham, MA 02451

and

Janssen Pharmaceuticals, Inc. a Delaware corporation (“Janssen”)
1125 Trenton-Harbourton Road
Titusville, NJ 08560

Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Research Collaboration and Option Agreement by and between Morphic and Janssen effective as of February 15, 2019, as amended on December 30, 2020 (the “Agreement”).

WHEREAS, the Parties desire to amend the Agreement as described more fully herein; and

WHEREAS, pursuant to Section 16.11 of the Agreement, the Agreement may be amended or otherwise modified only by a written agreement signed by a duly authorized officer of both Parties.

    NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

    1.    Certain Research Activities for [***] to be conducted by [***]. The Parties hereby agree that certain activities under [***] shall be subcontracted by Janssen to [***] and governed by a Master Services Agreement between Janssen (or its affiliate) and [***] and related statements of work (collectively, the “MSA”). The subcontracted activities to be performed by [***] are set forth on Exhibit A-1 [***] and Exhibit A-2 [***] attached hereto (such activities, collectively, the “[***] Activities”). To assist with the [***] Activities, Morphic shall transfer to [***] the assays, materials, Know How or Confidential Information summarized on Exhibit B attached hereto (the “[***]”). For clarity, no other activities under the Research Program are subcontracted by Janssen to [***] under this Second Amendment, and the [***] may only be used for the [***] Activities.

    2.    Intellectual Property Matters.
    (a)     “[***] Know-How” shall mean any Know-How made, conceived, discovered or otherwise generated in the [***] Activities. “[***] Inventions” shall mean any Inventions (including without limitation any Inventions related to Monoclonal Antibodies) that are conceived, created, invented, made or reduced to practice resulting from the [***] Activities.
    (b)    Any [***] Know-How shall be Joint Know-How for purposes of the Agreement. Any Patents that Cover any [***] Inventions or [***] Know-How are Joint Patents, and to the extent that they satisfy the requirements of being Product-Specific Patents they are Product-Specific Patents under the Agreement.
    3.    Representations and Warranties.
    (a)    Janssen Representations and Warranties Regarding the [***] MSA. Janssen hereby represents and warrants to Morphic that the MSA and Janssen’s relationship with [***] is consistent with the provisions of this Second Amendment, including that:
        (i) the MSA provides Janssen sufficient rights to ensure that the [***] Know-How and [***] Inventions are Know-How and Inventions under the Agreement as provided in Section 2;
        (ii) the MSA requires that the [***], the [***] Know-How and the [***] Inventions be kept by [***] as Confidential Information on terms substantially similar to the confidentiality provisions of the Agreement and will be used only for the [***] Activities, except that [***] and its affiliates have the right to use for Internal Research Purposes (as defined in Exhibit C attached hereto), data and results collected during conduct of the [***] Activities, including the data, results and other information set forth in certain reports, deliverables, materials or information delivered by [***] to Janssen under the MSA, and [***] is free to reuse all generalized knowledge, experience, know-how, works and technologies (including ideas, concepts, processes and techniques) related to or acquired during provision of the [***] Activities; provided, that (A) [***] does not have the right to use for any purpose except for the [***] Activities, including not for Internal Research Purposes, any antigen (including integrin) design(s), antigen (including integrin) epitope(s) or integrin or antibody mechanism(s) of action which constitute Morphic confidential information (“Restricted Morphic Technology”), whether or not included in any reports or other deliverables under the MSA; and (B) the Restricted Morphic Technology does not constitute “generalized knowledge” for purposes of [***] Internal Research Purposes use rights as described above;
        (iii)     the MSA will not reduce, delay or create a credit against any payment to Morphic under the Agreement, including it will not result in a Third Party payment obligation under Section 8.8.3 of the Agreement; and
        (iv)     the MSA does not change any rights or obligations of either Janssen or Morphic under the Agreement except as described in this Second Amendment.
    (b)    Morphic Representations and Warranties. To Morphic’s Knowledge, practice by or on behalf of Morphic or Janssen under the [***] as contemplated under the Agreement as amended hereby, does not and will not infringe any issued patent of any Third Party or, if and when issued, any claim within any published patent application of any Third Party.
    4.    Miscellaneous. The Parties hereby confirm and agree that, except as amended hereby, the Agreement remains in full force and effect and is a binding obligation of the Parties hereto. This Second Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

This Second Amendment is executed by the authorized representatives of the Parties as of the date first written above.

Morphic Therapeutic, Inc.	Janssen Pharmaceuticals, Inc.
By: /s/ Bruce Rogers Name: Bruce Rogers Title: Chief Scientific Officer	By: /s/ Reshema Kemps-Polanco Name: Reshema Kemps-Polanco Title: President

Exhibit A-1
[***]
[***]

Exhibit A-2
[***]
[***]

Exhibit B
[***]
[***]

Exhibit C
[***]
[***]
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